UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 1, 2005

                           PARK PLACE SECURITIES, INC.

            (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2005, providing for the issuance of ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2005-WLL1)

                           Park Place Securities, Inc.
                           ---------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Delaware                  333-121784-01          34-1993512
----------------------------         -------------        ----------------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                            92868
----------------------------------------                    ----------
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (714) 564-0660
                                                     --------------




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

                  On March 29, 2005, a series of certificates, entitled Park Place Securities Inc. Asset-Backed Pass-Through Certificates, Series 2005-WLL1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2005 (the "Agreement"), attached hereto as Exhibit 4.1, among Park Place Securities Inc. as depositor (the "Depositor"), Litton Loan Servicing LP ("Litton as servicer (the "Servicer") and Wells Fargo Bank, N.A. as trustee (the "Trustee"). The Certificates consist of seventeen classes of certificates (collectively, the "Certificates"), designated as the Class A-1A Certificates, Class A-1B Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates, Class M-10 Certificates, Class M-11 Certificates, Class CE Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates, collectively, the "Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable-rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $841,999,146.51 as of March 1, 2005 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated March 28, 2005, between Ameriquest Mortgage Company ("Ameriquest") and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class A-1A Certificates, Class A-1B Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates and Class M-4 Certificates were sold by the Depositor to Merrill Lynch, Pierce, Fenner & Smith Incorporated as Placement Agent, pursuant to a Placement Agreement, dated March 28, 2005 (the "Placement Agreement") among the Depositor, Ameriquest and the Underwriters.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


=========================================================================================================
              INITIAL CERTIFICATE     PASS-THROUGH         MARGIN                     RATINGS
   CLASS      PRINCIPAL BALANCE(1)        RATE        (2)(%)   (3)(%)       FITCH     MOODY'S      S&P
---------------------------------------------------------------------------------------------------------
OFFERED CERTIFICATES
---------------------------------------------------------------------------------------------------------
 A-1A........    $ 600,936,000        Variable(4)      0.320    0.640        AAA        Aaa        AAA
 A-1B........    $  66,769,000        Variable(4)      0.260    0.520        AAA        Aaa        AAA
 M-1.........    $  29,049,000        Variable(4)      0.420    0.630        AA+        Aa1        AA+
 M-2.........    $  26,524,000        Variable(4)      0.450    0.675        AA         Aa2         AA
 M-3.........    $  16,419,000        Variable(4)      0.490    0.735        AA-        Aa3        AA-
 M-4.........    $  14,314,000        Variable(4)      0.640    0.960        A+          A1         A+
 M-5.........    $  13,472,000        Variable(4)      0.690    1.035         A          A2         A
---------------------------------------------------------------------------------------------------------
NON-OFFERED CERTIFICATES
---------------------------------------------------------------------------------------------------------
 M-6.........    $  13,051,000        Variable(4)      0.740    1.110        A-          A3         A-
 M-7.........    $  10,946,000        Variable(4)      1.300    1.950       BBB+        Baa1       BBB+
 M-8.........    $  10,525,000        Variable(4)      1.400    2.100        BBB        Baa2       BBB
 M-9.........    $   5,894,000        Variable(4)      2.050    3.075       BBB-        Baa3       BBB-
 M-10........    $   6,315,000        Variable(4)      2.500    3.750        BB+        Ba1        BB+
 M-11........    $   8,420,000        Variable(4)      2.500    3.750        BB         Ba2         BB
 CE..........    $  19,366,193(5)         N/A           N/A      N/A         N/A        N/A        N/A
 P...........    $         100            N/A           N/A      N/A         N/A        N/A        N/A
 R...........         N/A                 N/A           N/A      N/A         N/A        N/A        N/A
 R-X.........         N/A                 N/A           N/A      N/A         N/A        N/A        N/A
=========================================================================================================

_______________
(1)      Approximate.
(2) For the Interest Accrual Period for each Distribution Date on or prior to the Optional Termination Date.
(3) For the Interest Accrual Period for each Distribution Date after the Optional Termination Date.
(4) The pass-through rate on each class of Class A and Mezzanine Certificates will be based on one-month LIBOR plus the applicable margin set forth above, subject to the rate caps described in this prospectus supplement.
(5) Represents approximately 2.30% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and is approximately equal to the initial amount of overcollateralization required to be provided by the mortgage pool under the Pooling and Servicing Agreement.

         The Certificates, other than the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates, the Class M-9 Certificates, the Class M-10 Certificates, the Class M-11 Certificates, the Class CE Certificates, the Class P Certificates, Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated March 28, 2005 (the "Prospectus Supplement"), and the Prospectus, dated January 21, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates, the Class M-9 Certificates, the Class M-10 Certificates, the Class CE Certificates, the Class P Certificates and, the Class R Certificates the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

                           (a) Not applicable

                           (b) Not applicable

                           (c) Exhibits


          Exhibit No.                          Description
          -----------                          -----------
          4.1 Pooling and Servicing Agreement, dated as of March 1, 2005, by and among Park Place Securities Inc. as Depositor, Litton Loan Servicing LP as Servicer and Wells Fargo Bank, N.A. as Trustee relating to the Series 2005-WLL1 Certificates.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 13, 2005


                                             PARK PLACE SECURITIES INC.


                                             By: /s/ John P. Grazer
                                                ------------------------
                                             Name: John. P Grazer
                                             Title:    CFO

                                Index to Exhibits
                                -----------------


                                                                   Sequentially
Exhibit No.                       Description                      Numbered Page
-----------                       -----------                      -------------
    4.1          Pooling and Servicing Agreement, dated as of            7
                 March 1, 2005, by and among Park Place
                 Securities Inc. as Depositor, Litton Loan
                 Servicing LP as Servicer and Wells Fargo
                 Bank, N.A. as Trustee relating to the Series
                 2005-WLL1 Certificates.

                                   EXHIBIT 4.1